NOVASTAR 2002-2

ACA STRESS CASE REQUESTS FOR BBB BOND                                   WACHOVIA
                                                                      SECURITIES

A.
CDR that causes the 1st Dollar of loss at:
14% Severity     7.22% CDR (Currrent Balance)
24% Severity     3.90% CDR (Currrent Balance)

---------------------------------------------------------------------------------------------------------
Cumulative Net Loss     7.22% CDR            3.90% CDR              7.22% CDR              3.90% CDR
---------------------------------------------------------------------------------------------------------
40% Severity            24,361,934.60        14,219,757.43               7.86%                  4.59%
50% Severity            30,452,334.10        17,774,624.29               9.82%                  5.73%
---------------------------------------------------------------------------------------------------------



B.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Cum. Loss
Losses/Prepayments          WAL        Principal Window              DM                to Maturity          Bond Writedowns
-------------------------------------------------------------------------------------------------------------------------------
1x, 1x                     8.42         Oct06 - Sep32              (284)          10,851,004.41 (3.50%)   2,326,004.41 (42.88%)
1x, 1.5x                   4.04         Jul05 - Mar14               211            7,266,453.13 (2.34%)       0.00 (0.00%)
1x, 2x                     3.60         Aug05 - Sep10               211            5,219,664.07 (1.68%)       0.00 (0.00%)

2x, 1x                     3.22            NA - NA                (9,325)         19,367,576.74 (6.25%)   5,425,000.00 (100.00%)
2x, 1.5x                   4.95         May07 - Sep32             (1,777)         13,547,318.22 (4.37%)   5,022,318.22 (92.58%)
2x, 2x                     4.07         Jul05 - Dec28              (466)           9,989,649.38 (3.22%)   1,464,649.38 (27.00%)

3x, 1x                     2.31            NA - NA                   NA           26,226,477.77 (8.46%)   5,425,000.00 (100.00%)
3x, 1.5x                   2.49            NA - NA                   NA           19,037,583.89 (6.14%)   5,425,000.00 (100.00%)
3x, 2x                     3.00            NA - NA                (9,091)        14,372,445.32  (4.64%)   5,425,000.00 (100.00%)
-------------------------------------------------------------------------------------------------------------------------------



C.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Cum. Loss
Losses/Curves               WAL        Principal Window              DM                to Maturity          Bond Writedowns
-------------------------------------------------------------------------------------------------------------------------------
1x, Flat                   8.42         Oct06 - Sep32              (284)          10,851,004.41 (3.50%)  2,326,004.41 (42.88%)
1x, Forward                8.50         Nov06 - Sep32              (243)          10,888,358.57 (3.51%)  2,379,805.33 (43.87%)
1x, Forward + 200 bps      8.58         Nov06 - Sep32              (229)          10,903,125.46 (3.52%)  2,413,726.20 (44.49%)

2x, Flat                   3.22            NA - NA                (9,325)         19,367,576.74 (6.25%)  5,425,000.00 (100.00%)
2x, Forward                3.22            NA - NA                (7,373)         19,417,524.06 (6.26%)  5,425,000.00 (100.00%)
2x, Forward + 200 bps      3.22            NA - NA                (5,909)         19,437,430.58 (6.27%)  5,425,000.00 (100.00%)

3x, Flat                   2.31            NA - NA                   NA           26,226,477.77 (8.46%)  5,425,000.00 (100.00%)
3x, Forward                2.31            NA - NA                   NA           26,277,445.91 (8.48%)  5,425,000.00 (100.00%)
3x, Forward + 200 bps      2.30            NA - NA                (2,555)         26,297,912.20 (8.48%)  5,425,000.00 (100.00%)
-------------------------------------------------------------------------------------------------------------------------------

NOTE: For B. and C., assumed 24% severity and calculated the CDR that equated to 3.50% Cum. Loss to maturity.


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NOVASTAR 2002-1
AFC SCHEDULE TO CALL
ASSUMES THE FOLLOWING INDICES:

1 ML = FORWARD CURVE AS OF  6/11/02
6 ML = FORWARD CURVE AS OF  6/11/02      * PRELIMINARY, DEPENDS ON FINAL PRICING

                                                              * Weighted Average
Period        Date                                                  Coupon             Cushion
Total                                         AFC

     0        06/27/02                                                   0
     1        07/25/02                       6.67%                   2.248%            4.42%
     2        08/25/02                       5.88%                   2.249%            3.63%
     3        09/25/02                       5.91%                   2.310%            3.60%
     4        10/25/02                       6.16%                   2.347%            3.81%
     5        11/25/02                       5.92%                   2.384%            3.53%
     6        12/25/02                       6.30%                   2.630%            3.68%
     7        01/25/03                       6.09%                   2.694%            3.39%
     8        02/25/03                       6.11%                   2.757%            3.35%
     9        03/25/03                       7.18%                   3.183%            4.00%
    10        04/25/03                       6.45%                   3.254%            3.19%
    11        05/25/03                       6.73%                   3.325%            3.40%
    12        06/25/03                       6.86%                   3.798%            3.06%
    13        07/25/03                       7.15%                   3.867%            3.29%
    14        08/25/03                       6.96%                   3.936%            3.03%
    15        09/25/03                       7.37%                   4.393%            2.98%
    16        10/25/03                       7.67%                   4.447%            3.22%
    17        11/25/03                       7.48%                   4.501%            2.98%
    18        12/25/03                       7.93%                   4.850%            3.08%
    19        01/25/04                       7.67%                   4.893%            2.78%
    20        02/25/04                       7.72%                   4.938%            2.78%
    21        03/25/04                       8.45%                   5.213%            3.24%
    22        04/25/04                       7.99%                   5.240%            2.75%
    23        05/25/04                       8.28%                   5.267%            3.01%
    24        06/25/04                       8.31%                   5.419%            2.89%
    25        07/25/04                       8.60%                   5.445%            3.16%
    26        08/25/04                       8.36%                   5.471%            2.89%
    27        09/25/04                       8.44%                   5.612%            2.83%
    28        10/25/04                       9.36%                   5.636%            3.73%
    29        11/25/04                       9.10%                   5.659%            3.44%
    30        12/25/04                       9.34%                   5.782%            3.56%
    31        01/25/05                       8.94%                   5.808%            3.13%
    32        02/25/05                       8.96%                   5.835%            3.12%
    33        03/25/05                       9.93%                   5.978%            3.95%
    34        04/25/05                       9.09%                   5.994%            3.09%
    35        05/25/05                       9.40%                   6.010%            3.39%
    36        06/25/05                       9.05%                   6.072%            2.97%
    37        07/25/05                       9.36%                   6.092%            3.26%
    38        08/25/05                       8.98%                   6.059%            2.92%
    39        09/25/05                       8.98%                   6.123%            2.85%
    40        10/25/05                       9.42%                   6.135%            3.28%
    41        11/25/05                       9.11%                   6.147%            2.96%
    42        12/25/05                       9.50%                   6.234%            3.27%
    43        01/25/06                       9.19%                   6.249%            2.94%
    44        02/25/06                       9.19%                   6.264%            2.93%



    45        03/25/06                      10.17%                   6.370%            3.80%
    46        04/25/06                       9.25%                   6.373%            2.87%
    47        05/25/06                       9.55%                   6.377%            3.18%
    48        06/25/06                       9.30%                   6.405%            2.90%
    49        07/25/06                       9.61%                   6.415%            3.19%
    50        08/25/06                       9.30%                   6.425%            2.87%
    51        09/25/06                       9.29%                   6.496%            2.80%
    52        10/25/06                       9.65%                   6.505%            3.14%
    53        11/25/06                       9.33%                   6.515%            2.82%
    54        12/25/06                       9.72%                   6.580%            3.14%
    55        01/25/07                       9.40%                   6.594%            2.81%
    56        02/25/07                       9.40%                   6.608%            2.79%
    57        03/25/07                      10.40%                   6.704%            3.70%
    58        04/25/07                       9.44%                   6.708%            2.74%
    59        05/25/07                       9.76%                   6.712%            3.04%
    60        06/25/07                       9.49%                   6.739%            2.75%
    61        07/25/07                       9.81%                   6.749%            3.06%
    62        08/25/07                       9.49%                   6.760%            2.73%
    63        09/25/07                       9.48%                   6.833%            2.65%
    64        10/25/07                       9.84%                   6.841%            3.00%
    65        11/25/07                       9.52%                   6.849%            2.67%
    66        12/25/07                       9.91%                   6.907%            3.00%
    67        01/25/08                       9.58%                   6.921%            2.66%
    68        02/25/08                       9.58%                   6.934%            2.65%
    69        03/25/08                      10.24%                   7.031%            3.21%
    70        04/25/08                       9.62%                   7.033%            2.59%
    71        05/25/08                       9.94%                   7.035%            2.90%
    72        06/25/08                       9.66%                   7.050%            2.61%
    73        07/25/08                       9.98%                   7.057%            2.92%
    74        08/25/08                       9.65%                   7.065%            2.59%
    75        09/25/08                       9.65%                   7.115%            2.53%
    76        10/25/08                      10.00%                   7.121%            2.88%
    77        11/25/08                       9.67%                   7.128%            2.54%
    78        12/25/08                      10.05%                   7.170%            2.88%
    79        01/25/09                       9.73%                   7.176%            2.56%
    80        02/25/09                       9.74%                   7.183%            2.56%
    81        03/25/09                      10.79%                   7.262%            3.53%
    82        04/25/09                       9.79%                   7.257%            2.54%
    83        05/25/09                      10.13%                   7.252%            2.88%
    84        06/25/09                       9.84%                   7.253%            2.59%
    85        07/25/09                      10.18%                   7.253%            2.93%
    86        08/25/09                       9.86%                   7.252%            2.61%
    87        09/25/09                       9.87%                   7.288%            2.58%
    88        10/25/09                      10.23%                   7.287%            2.94%
    89        11/25/09                       9.91%                   7.285%            2.63%
    90        12/25/09                      10.30%                   7.316%            2.98%

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NOVASTAR 2002-2                                                  NOVASTAR 2002-1
AFC SCHEDULE TO CALL                                             AFC SCHEDULE TO CALL
ASSUMES THE FOLLOWING INDICES:                                   ASSUMES THE FOLLOWING INDICES:

1 ML = 0                                                         1 ML = 1.84
6 ML = 0       * PRELIMINARY, DEPENDS ON FINAL PRICING           6 ML = 2.07                 * PRELIMINARY, DEPENDS ON FINAL PRICING

                  Available Funds   * Weighted Average                                 Available Funds  *Weighted Average
Period   Date         Cap                  Coupon       Cushion    Period     Date           Cap         Coupon            Cushion
Total                                                              Total
     0   06/27/02                                                     0       06/27/02
     1   07/25/02      5.46%               0.387%         5.07%       1       07/25/02      6.67%              2.25%         4.42%
     2   08/25/02      4.66%               0.389%         4.27%       2       08/25/02      5.88%              2.25%         3.63%
     3   09/25/02      4.63%               0.390%         4.24%       3       09/25/02      5.87%              2.25%         3.62%
     4   10/25/02      4.84%               0.391%         4.45%       4       10/25/02      6.09%              2.25%         3.84%
     5   11/25/02      4.54%               0.394%         4.15%       5       11/25/02      5.83%              2.26%         3.57%
     6   12/25/02      4.72%               0.397%         4.33%       6       12/25/02      6.04%              2.26%         3.78%
     7   01/25/03      4.42%               0.400%         4.02%       7       01/25/03      5.77%              2.26%         3.51%
     8   02/25/03      4.36%               0.403%         3.96%       8       02/25/03      5.74%              2.27%         3.47%
     9   03/25/03      5.06%               0.406%         4.66%       9       03/25/03      6.48%              2.27%         4.21%
    10   04/25/03      4.22%               0.409%         3.81%      10       04/25/03      5.67%              2.27%         3.40%
    11   05/25/03      4.38%               0.413%         3.97%      11       05/25/03      5.88%              2.28%         3.60%
    12   06/25/03      4.07%               0.416%         3.65%      12       06/25/03      5.60%              2.28%         3.32%
    13   07/25/03      4.23%               0.420%         3.81%      13       07/25/03      5.80%              2.29%         3.51%
    14   08/25/03      3.90%               0.424%         3.48%      14       08/25/03      5.52%              2.29%         3.23%
    15   09/25/03      3.82%               0.428%         3.39%      15       09/25/03      5.48%              2.30%         3.18%
    16   10/25/03      3.97%               0.432%         3.54%      16       10/25/03      5.68%              2.30%         3.38%
    17   11/25/03      3.64%               0.436%         3.20%      17       11/25/03      5.39%              2.31%         3.09%
    18   12/25/03      4.18%               0.440%         3.74%      18       12/25/03      5.76%              2.31%         3.44%
    19   01/25/04      4.34%               0.445%         3.89%      19       01/25/04      5.72%              2.32%         3.41%
    20   02/25/04      4.26%               0.449%         3.81%      20       02/25/04      5.69%              2.32%         3.37%
    21   03/25/04      4.69%               0.454%         4.23%      21       03/25/04      6.15%              2.33%         3.82%
    22   04/25/04      4.11%               0.459%         3.65%      22       04/25/04      5.61%              2.33%         3.28%
    23   05/25/04      4.27%               0.464%         3.80%      23       05/25/04      5.82%              2.34%         3.48%
    24   06/25/04      5.48%               0.469%         5.02%      24       06/25/04      6.28%              2.34%         3.94%
    25   07/25/04      5.68%               0.474%         5.21%      25       07/25/04      6.50%              2.35%         4.15%
    26   08/25/04      5.40%               0.480%         4.92%      26       08/25/04      6.24%              2.36%         3.88%
    27   09/25/04      5.35%               0.485%         4.87%      27       09/25/04      6.21%              2.36%         3.85%
    28   10/25/04      5.55%               0.491%         5.06%      28       10/25/04      6.43%              2.37%         4.06%
    29   11/25/04      5.25%               0.497%         4.76%      29       11/25/04      6.17%              2.38%         3.79%
    30   12/25/04      6.10%               0.503%         5.59%      30       12/25/04      6.72%              2.39%         4.34%
    31   01/25/05      6.60%               0.509%         6.09%      31       01/25/05      6.92%              2.39%         4.53%
    32   02/25/05      6.59%               0.516%         6.07%      32       02/25/05      6.92%              2.40%         4.52%
    33   03/25/05      7.36%               0.522%         6.84%      33       03/25/05      7.70%              2.41%         5.29%
    34   04/25/05      6.56%               0.529%         6.04%      34       04/25/05      6.91%              2.42%         4.50%
    35   05/25/05      6.80%               0.536%         6.26%      35       05/25/05      7.15%              2.42%         4.73%
    36   06/25/05      7.36%               0.543%         6.82%      36       06/25/05      7.36%              2.43%         4.93%
    37   07/25/05      7.62%               0.551%         7.07%      37       07/25/05      7.62%              2.44%         5.18%
    38   08/25/05      7.32%               0.516%         6.80%      38       08/25/05      7.32%              2.40%         4.92%
    39   09/25/05      7.32%               0.500%         6.82%      39       09/25/05      7.32%              2.38%         4.93%
    40   10/25/05      7.56%               0.500%         7.06%      40       10/25/05      7.56%              2.38%         5.18%
    41   11/25/05      7.32%               0.500%         6.82%      41       11/25/05      7.32%              2.38%         4.94%
    42   12/25/05      7.56%               0.500%         7.06%      42       12/25/05      7.56%              2.38%         5.18%
    43   01/25/06      7.32%               0.500%         6.82%      43       01/25/06      7.32%              2.38%         4.94%
    44   02/25/06      7.32%               0.500%         6.82%      44       02/25/06      7.32%              2.38%         4.94%
    45   03/25/06      8.10%               0.500%         7.60%      45       03/25/06      8.10%              2.38%         5.72%
    46   04/25/06      7.32%               0.500%         6.82%      46       04/25/06      7.32%              2.38%         4.94%
    47   05/25/06      7.56%               0.500%         7.06%      47       05/25/06      7.56%              2.38%         5.18%
    48   06/25/06      7.32%               0.500%         6.82%      48       06/25/06      7.32%              2.38%         4.94%
    49   07/25/06      7.56%               0.500%         7.06%      49       07/25/06      7.56%              2.38%         5.18%
    50   08/25/06      7.32%               0.500%         6.82%      50       08/25/06      7.32%              2.38%         4.94%
    51   09/25/06      7.32%               0.500%         6.82%      51       09/25/06      7.32%              2.38%         4.94%
    52   10/25/06      7.57%               0.500%         7.07%      52       10/25/06      7.57%              2.38%         5.18%
    53   11/25/06      7.32%               0.500%         6.82%      53       11/25/06      7.32%              2.38%         4.94%
    54   12/25/06      7.57%               0.500%         7.07%      54       12/25/06      7.57%              2.38%         5.19%
    55   01/25/07      7.32%               0.500%         6.82%      55       01/25/07      7.32%              2.38%         4.94%
    56   02/25/07      7.32%               0.500%         6.82%      56       02/25/07      7.32%              2.38%         4.94%
    57   03/25/07      8.11%               0.500%         7.61%      57       03/25/07      8.11%              2.38%         5.73%
    58   04/25/07      7.32%               0.500%         6.82%      58       04/25/07      7.32%              2.38%         4.94%
    59   05/25/07      7.57%               0.500%         7.07%      59       05/25/07      7.57%              2.38%         5.19%
    60   06/25/07      7.33%               0.500%         6.83%      60       06/25/07      7.33%              2.38%         4.94%
    61   07/25/07      7.57%               0.500%         7.07%      61       07/25/07      7.57%              2.38%         5.19%
    62   08/25/07      7.33%               0.500%         6.83%      62       08/25/07      7.33%              2.38%         4.95%
    63   09/25/07      7.33%               0.500%         6.83%      63       09/25/07      7.33%              2.38%         4.95%
    64   10/25/07      7.57%               0.500%         7.07%      64       10/25/07      7.57%              2.38%         5.19%
    65   11/25/07      7.33%               0.500%         6.83%      65       11/25/07      7.33%              2.38%         4.95%
    66   12/25/07      7.57%               0.500%         7.07%      66       12/25/07      7.57%              2.38%         5.19%
    67   01/25/08      7.33%               0.500%         6.83%      67       01/25/08      7.33%              2.38%         4.95%
    68   02/25/08      7.33%               0.500%         6.83%      68       02/25/08      7.33%              2.38%         4.95%
    69   03/25/08      7.84%               0.500%         7.34%      69       03/25/08      7.84%              2.38%         5.45%
    70   04/25/08      7.33%               0.500%         6.83%      70       04/25/08      7.33%              2.38%         4.95%
    71   05/25/08      7.58%               0.500%         7.08%      71       05/25/08      7.58%              2.38%         5.19%
    72   06/25/08      7.33%               0.500%         6.83%      72       06/25/08      7.33%              2.38%         4.95%
    73   07/25/08      7.58%               0.500%         7.08%      73       07/25/08      7.58%              2.38%         5.20%
    74   08/25/08      7.33%               0.500%         6.83%      74       08/25/08      7.33%              2.38%         4.95%
    75   09/25/08      7.33%               0.500%         6.83%      75       09/25/08      7.33%              2.38%         4.95%
    76   10/25/08      7.58%               0.500%         7.08%      76       10/25/08      7.58%              2.38%         5.20%
    77   11/25/08      7.34%               0.499%         6.84%      77       11/25/08      7.34%              2.38%         4.96%
    78   12/25/08      7.59%               0.495%         7.09%      78       12/25/08      7.59%              2.37%         5.21%
    79   01/25/09      7.35%               0.492%         6.86%      79       01/25/09      7.35%              2.37%         4.98%
    80   02/25/09      7.36%               0.488%         6.87%      80       02/25/09      7.36%              2.36%         5.00%
    81   03/25/09      8.16%               0.484%         7.67%      81       03/25/09      8.16%              2.36%         5.80%
    82   04/25/09      7.38%               0.481%         6.90%      82       04/25/09      7.38%              2.35%         5.03%
    83   05/25/09      7.63%               0.477%         7.15%      83       05/25/09      7.63%              2.35%         5.29%
    84   06/25/09      7.39%               0.472%         6.92%      84       06/25/09      7.39%              2.34%         5.06%
    85   07/25/09      7.65%               0.468%         7.18%      85       07/25/09      7.65%              2.33%         5.32%
    86   08/25/09      7.41%               0.464%         6.95%      86       08/25/09      7.41%              2.33%         5.09%
    87   09/25/09      7.42%               0.459%         6.96%      87       09/25/09      7.42%              2.32%         5.10%
    88   10/25/09      7.68%               0.455%         7.23%      88       10/25/09      7.68%              2.31%         5.37%
    89   11/25/09      7.44%               0.450%         6.99%      89       11/25/09      7.44%              2.30%         5.14%
    90   12/25/09      7.70%               0.445%         7.26%      90       12/25/09      7.70%              2.30%         5.41%

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 NovaStar 2002-2





                                   DISCLAIMER
                                   ----------

Wachovia Securities (WS) has provided this data as an accommodation. By accepting this data, the recipient agrees that WS does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither WS, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by WS.


This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. WS or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. WS is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.




                       [WACHOVIA SECURITIES LOGO OMITTED]


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation.

      Month           Trigger
        37            1.35%
        38            1.38%
        39            1.42%
        40            1.45%
        41            1.48%
        42            1.52%
        43            1.55%
        44            1.58%
        45            1.62%
        46            1.65%
        47            1.68%
        48            1.72%
        49            1.75%
        50            1.77%
        51            1.80%
        52            1.82%
        53            1.84%
        54            1.86%
        55            1.89%
        56            1.91%
        57            1.93%
        58            1.95%
        59            1.98%
        60            2.00%
Thereafter            2.00%

                                   AGGREGATE

                                                                  PERCENT
                                                                     OF
                                 NUMBER        OUTSTANDING       AGGREGATE                                      WEIGHTED
                                   OF           PRINCIPAL        PRINCIPAL          MAX            MIN           AVERAGE
FICO SCORE                        LOANS          BALANCE          BALANCE        LTV RATIO      LTV RATIO       LTV RATIO
-----------------------------   ----------   -----------------   -----------    ------------   ------------    ------------
Unknown                                 1          $43,995.00         0.02%          50.00%         50.00%          50.00%
511 to 520                              2          154,081.13          0.09           90.00          90.00           90.00
521 to 530                             25        2,834,402.61          1.58           90.00          34.78           79.16
531 to 540                             26        3,149,229.25          1.76           90.00          43.33           75.73
541 to 550                             48        5,918,265.16          3.31           94.95          23.31           74.27
551 to 560                             57        6,403,363.27          3.58           90.00          32.26           77.52
561 to 570                             41        5,922,852.91          3.31           90.00          31.88           74.50
571 to 580                             76        9,509,517.31          5.31           97.00          19.82           81.10
581 to 590                             89       11,030,454.57          6.16           97.00          20.00           79.28
591 to 600                             95       13,630,221.43          7.62           97.00          20.00           82.56
601 to 610                             93       13,561,521.04          7.58           97.00          20.00           81.72
611 to 620                             88       12,160,242.44          6.79           97.00          20.00           80.61
621 to 630                            102       13,392,151.46          7.48           97.00          20.00           81.95
631 to 640                             90       11,270,928.54          6.30           97.00          15.00           80.90
641 to 650                            103       13,618,527.48          7.61           97.00          15.00           82.16
651 to 660                             66        9,665,002.44          5.40           97.00          15.00           81.17
661 to 670                             67        9,255,863.84          5.17           97.00          15.00           83.35
671 to 680                             68       10,352,671.14          5.78           97.00          17.69           81.04
681 to 690                             47        6,325,018.42          3.53          100.00          20.00           81.73
691 to 700                             41        6,607,399.85          3.69           97.00          57.30           82.08
701 to 710                             32        5,659,120.49          3.16           95.00          58.08           79.32
711 to 720                             15        2,138,115.92          1.19           95.00          66.35           80.89
721 to 730                             13        1,576,188.68          0.88           95.00          19.99           80.61
731 to 740                              8          746,957.57          0.42           90.00          40.00           83.20
741 to 750                              7          590,231.39          0.33           95.00          50.00           84.40
751 to 760                              8        1,043,449.72          0.58           95.00          50.57           75.01
761 to 770                              6        1,031,020.13          0.58           90.00          60.00           79.53
771 to 780                              7          670,836.50          0.37           90.00          72.00           80.97
781 to 790                              3          429,325.17          0.24           80.00          77.04           78.57
791 to 800                              2          225,862.01          0.13           90.00          43.48           69.42
801 to 810                              1           70,510.45          0.04           85.00          85.00           85.00
-----------------------------   ----------   -----------------   -----------    ------------   ------------    ------------
TOTAL                               1,327     $178,987,327.32       100.00%
                                ==========   =================   ===========

Max: 805
Min: 515
Weighted Average: 627

                                   Aggregate

                                                                  PERCENT
                                                                     OF
                                 NUMBER        OUTSTANDING       AGGREGATE                                      WEIGHTED
                                   OF           PRINCIPAL        PRINCIPAL          MAX            MAX           AVERAGE
ORIGINAL LTV RATIO (%)            LOANS          BALANCE          BALANCE         FICO SCORE     FICO SCORE    FICO SCORE
-----------------------------   ----------   -----------------   -----------    -------------------------------------------
10.01 to  15.00                         4          $59,504.20         0.03%             662            631             647
15.01 to  20.00                        24          739,457.44          0.41             722            571             628
20.01 to  25.00                         6          234,422.74          0.13             672            543             599
25.01 to  30.00                        10          669,090.09          0.37             620            572             600
30.01 to  35.00                         7          805,623.42          0.45             674            523             595
35.01 to  40.00                         4          327,338.98          0.18             735            589             630
40.01 to  45.00                        12        1,016,003.37          0.57             799            530             595
45.01 to  50.00                        13        1,172,136.62          0.65             749            536             600
50.01 to  55.00                        16        2,280,887.47          1.27             753            545             611
55.01 to  60.00                        36        4,809,779.34          2.69             765            525             614
60.01 to  65.00                        41        6,002,994.47          3.35             760            541             630
65.01 to  70.00                        72        9,617,963.97          5.37             745            530             618
70.01 to  75.00                       122       16,850,231.08          9.41             771            522             614
75.01 to  80.00                       376       52,326,256.87         29.23             790            526             641
80.01 to  85.00                       158       20,921,192.39         11.69             805            521             611
85.01 to  90.00                       266       37,984,962.24         21.22             794            515             630
90.01 to  95.00                       105       16,458,719.04          9.20             755            545             632
95.01 to 100.00                        55        6,710,763.59          3.75             695            575             619
-----------------------------   ----------   -----------------   -----------    ------------   ------------    ------------
TOTAL                               1,327     $178,987,327.32       100.00%
                                ==========   =================   ===========

Max: 100.00
Min: 15.00
Weighted Average: 80.61

                                    CASHOUT

                                                                 PERCENT
                                                                    OF
                                NUMBER        OUTSTANDING       AGGREGATE                                      WEIGHTED
                                  OF           PRINCIPAL        PRINCIPAL          MAX            MIN          AVERAGE
FICO SCORE                       LOANS          BALANCE          BALANCE        LTV RATIO      LTV RATIO      LTV RATIO
----------------------------   ----------   -----------------   -----------    ------------   ------------   -------------
511 to 520                             1          $67,312.50         0.07%          90.00%         90.00%          90.00%
521 to 530                            17        1,890,567.27          1.89           90.00          34.78           75.00
531 to 540                            22        2,596,512.22          2.60           90.00          43.33           75.29
541 to 550                            32        4,039,375.74          4.04           90.00          23.31           74.17
551 to 560                            49        5,727,111.00          5.73           90.00          32.26           77.29
561 to 570                            30        4,439,358.41          4.44           90.00          31.88           71.11
571 to 580                            51        6,234,228.95          6.24           95.00          19.82           78.63
581 to 590                            58        6,958,452.16          6.96           95.00          20.00           75.90
591 to 600                            65        9,619,709.81          9.63           90.00          30.00           80.47
601 to 610                            54        7,286,366.51          7.29           97.00          28.33           76.72
611 to 620                            43        6,500,626.58          6.50           90.00          30.00           75.60
621 to 630                            47        6,411,564.12          6.42           95.00          20.00           79.60
631 to 640                            44        6,241,951.24          6.25           95.00          15.00           79.94
641 to 650                            50        6,893,304.80          6.90           95.00          20.00           81.28
651 to 660                            31        4,506,621.45          4.51           95.00          15.00           80.11
661 to 670                            27        3,750,307.38          3.75           97.00          36.73           81.68
671 to 680                            26        4,218,926.77          4.22           95.00          17.69           76.46
681 to 690                            23        3,674,884.93          3.68           90.00          61.13           80.81
691 to 700                            17        2,751,218.23          2.75           97.00          57.30           83.51
701 to 710                            11        2,455,537.72          2.46           95.00          62.92           77.00
711 to 720                             8        1,158,986.22          1.16           90.00          66.35           78.85
721 to 730                             4          532,888.35          0.53           89.74          59.68           77.09
731 to 740                             5          530,600.49          0.53           90.00          72.76           86.92
741 to 750                             2          162,238.56          0.16           95.00          70.00           83.14
751 to 760                             4          552,459.19          0.55           95.00          50.57           69.31
761 to 770                             3          330,787.73          0.33           80.00          72.92           77.19
771 to 780                             1           94,436.46          0.09           90.00          90.00           90.00
781 to 790                             1          207,870.72          0.21           77.04          77.04           77.04
791 to 800                             1           99,917.87          0.10           43.48          43.48           43.48
----------------------------   ----------   -----------------   -----------    ------------   ------------   -------------
TOTAL                                727      $99,934,123.38       100.00%
                               ==========   =================   ===========

Max: 799
Min: 520
Weighted Average: 618

                                    CASHOUT

                                                                 PERCENT
                                                                    OF
                                NUMBER        OUTSTANDING       AGGREGATE                                      WEIGHTED
                                  OF           PRINCIPAL        PRINCIPAL          MAX            MAX          AVERAGE
ORIGINAL LTV RATIO (%)           LOANS          BALANCE          BALANCE         FICO SCORE     FICO SCORE    FICO SCORE
----------------------------   ----------   -----------------   -----------    -------------------------------------------
10.01 to  15.00                        2          $26,829.86         0.03%             655            631             640
15.01 to  20.00                       10          339,879.83          0.34             672            571             616
20.01 to  25.00                        2          113,404.24          0.11             547            543             545
25.01 to  30.00                        7          551,309.67          0.55             620            580             605
30.01 to  35.00                        6          745,662.67          0.75             674            523             593
35.01 to  40.00                        3          270,981.90          0.27             665            589             608
40.01 to  45.00                        9          834,131.82          0.83             799            530             599
45.01 to  50.00                       10        1,000,761.18          1.00             670            536             596
50.01 to  55.00                       13        1,821,576.57          1.82             753            545             610
55.01 to  60.00                       25        3,216,427.04          3.22             726            525             616
60.01 to  65.00                       33        4,501,751.67          4.50             760            547             628
65.01 to  70.00                       59        8,102,151.07          8.11             745            530             617
70.01 to  75.00                       94       13,616,596.17         13.63             765            522             612
75.01 to  80.00                      154       22,557,660.10         22.57             789            527             614
80.01 to  85.00                      111       14,936,082.40         14.95             713            521             609
85.01 to  90.00                      161       22,990,562.67         23.01             779            520             628
90.01 to  95.00                       25        4,045,773.73          4.05             755            579             643
95.01 to 100.00                        3          262,580.79          0.26             695            608             649
----------------------------   ----------   -----------------   -----------    -------------------------------------------
TOTAL                                727      $99,934,123.38       100.00%
                               ==========   =================   ===========

Max: 97.00
Min: 15.00
Weighted Average: 78.09